SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 25, 2003

                                      BOA

                                  (Depositor)

    (Issuer in respect of MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J)

                (Exact name of registrant as specified in charter)

North Carolina                333-97547-03                  61-1430160
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



101 N. Tryon St., Charlotte, NC                             28255
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 704-387-2111

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                      BOA
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                 Series 2002-J

On October 25, 2003, The Bank of New York, as Trustee for BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-J, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2002, among BOA as Depositor, BANK OF AMERICA MORTGAGE SECURITIES, INC., Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of BOA, MORTGAGE PASS-THROUGH CERTIFICATES Series 2002-J relating to the distribution date of October 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of September 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 25, 2003


                                      BOA


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated October 25, 2003


                             Payment Date: 10/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         60,114,269.98    2.995000%     5,499,117.78    150,035.20    5,649,152.98       0.00       0.00
                        A2        148,890,643.84    4.879000%    13,620,180.15    605,364.54   14,225,544.69       0.00       0.00
                        A3         32,747,209.06    4.879000%     2,995,640.80    133,144.69    3,128,785.49       0.00       0.00
                        A4            884,174.64    4.879000%        80,882.30      3,594.91       84,477.21       0.00       0.00
                        AP            345,941.90    0.000000%         4,598.04          0.00        4,598.04       0.00       0.00
Residual                AR                  0.00    4.412231%             0.00          0.18            0.18       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          7,042,795.17    4.412231%       316,949.99     25,895.37      342,845.36       0.00       0.00
                        B2          3,098,474.97    4.412231%       139,442.02     11,392.66      150,834.68       0.00       0.00
                        B3          2,253,615.59    4.412231%       101,420.45      8,286.23      109,706.68       0.00       0.00
                        B4            844,859.39    4.412231%        38,021.58      3,106.43       41,128.01       0.00       0.00
                        B5            845,845.22    4.412231%        38,065.94      3,110.05       41,176.00       0.00       0.00
                        B6          1,126,883.39    4.412231%        50,713.63      4,143.39       54,857.02       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        258,194,713.15     -           22,885,032.67    948,073.64   23,833,106.31     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         54,615,152.20              0.00
                                A2        135,270,463.69              0.00
                                A3         29,751,568.26              0.00
                                A4            803,292.34              0.00
                                AP            341,343.87              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          6,725,845.18              0.00
                                B2          2,959,032.95              0.00
                                B3          2,152,195.14              0.00
                                B4            806,837.81              0.00
                                B5            807,779.28              0.00
                                B6          1,076,169.76              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        235,309,680.48     -
--------------------------------------------------------------------------------

                             Payment Date: 10/25/03


          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     60,114,269.98     2.995000% 06050HVJ4    39.941877      1.089754    396.687577
                           A2    148,890,643.84     4.879000% 06050HVK1    39.941877      1.775263    396.687577
                           A3     32,747,209.06     4.879000% 06050HVL9    39.941877      1.775263    396.687577
                           A4        884,174.64     4.879000% 06050HVM7    39.941877      1.775263    396.687577
                           AP        345,941.90     0.000000% 06050HVN5    12.833999      0.000000    952.756249
Residual                   AR              0.00     4.412231% 06050HVP0     0.000000      1.784145      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      7,042,795.17     4.412231% 06050HVQ8    44.365900      3.624771    941.467690
                           B2      3,098,474.97     4.412231% 06050HVR6    44.365900      3.624771    941.467690
                           B3      2,253,615.59     4.412231% 06050HVS4    44.365900      3.624771    941.467690
                           B4        844,859.39     4.412231% 06050HVT2    44.365900      3.624771    941.467690
                           B5        845,845.22     4.412231% 06050HVU9    44.365900      3.624771    941.467690
                           B6      1,126,883.39     4.412231% 06050HVV7    44.365931      3.624774    941.468348
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     258,194,713.15       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                   BANK OF AMERICA MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, Series 2002-J
                     Bank of America, N.A., Master Servicer
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       235,309,679.68   235,309,679.68
Loan count                    497              497
Avg loan rate           5.486634%             5.49
Prepay amount       22,556,740.12    22,556,740.12

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       200,762.49       200,762.49
Sub servicer fees            0.00             0.00
Trustee fees               645.49           645.49


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.358334%           100.000000%            242,982,239.43
   -----------------------------------------------------------------------------
   Junior            5.641666%             0.000000%             14,527,860.12
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           2                   928,714.67
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 2                   928,714.67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           23,833,106.31         23,833,106.31
Principal remittance amount           22,885,032.67         22,885,032.67
Interest remittance amount               948,073.64            948,073.64